================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  August 9, 2001



                                Harry's Farmers Market, Inc.
               (Exact Name of Registrant as Specified in Charter)



          Georgia                     000-21486                  58-2037452
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



                            1180 Upper Hembree Road
                             Roswell, Georgia 30076
                    (Address of Principal Executive Offices)

                                 (770) 664-6300
              (Registrant's telephone number, including area code)

================================================================================

Item 5.  Other Events.

   On August 9, 2001, Harry's Farmers Market, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Whole Foods Market Group, Inc. ("Whole Foods"), a wholly-owned subsidiary of Whole Foods Market, Inc. Pursuant to the Agreement, the Company has agreed to sell its three megastores and support facilities to Whole Foods for cash in the amount of approximately $35,000,000, subject to adjustment based on certain contingencies. In addition to the Alpharetta, Cobb and Gwinnett megastores and related real estate, Whole Foods has agreed to purchase certain other assets, including, but not limited to, the Harry's Farmers Market name and related intellectual property, the distribution center, commissary kitchen, bakery and office facilities. In connection with this transaction, Whole Foods has agreed to assume certain specified liabilities of the Company. The Company will retain all other assets, including the Harry's In A Hurry stores, and related liabilities.

   On the closing date, Whole Foods will deposit $1,000,000 of the purchase price into escrow for a period of up to one year for: (i) any indemnification claims that may arise against the Company under the terms of the Agreement; (ii) repayment of a post-closing purchase price adjustment based on the net working capital of the purchased assets and (iii) real estate prorations if not otherwise paid in accordance with the terms of the Agreement. Any indemnification claims by the Company or purchase price adjustments in favor of the Company will be paid directly from Whole Foods.

   The Company intends to use approximately $23,000,000 of the proceeds to pay off and retire the Company's credit facility with Back Bay Capital Funding, LLC and pay transaction fees. In addition, the Company intends to make a distribution to its shareholders as of a record date to be announced and in an amount to be determined by the Company's Board of Directors. The balance of the funds will be used for expenses involved with the ongoing operations of the Harry's In A Hurry stores and to optimize opportunities related to those stores.

   The completion of the transaction is subject to various conditions, including the approval of the Agreement by a majority of the holders of the Company's outstanding capital stock. The Agreement may be terminated by the Company or Whole Foods if the transaction has not been completed by December 31, 2001. As a condition to the Agreement, Harry A. Blazer, President and Chief Executive Officer of the Company, has entered into a voting agreement whereby he has agreed to vote all shares beneficially owned by him, and of which he has voting control, for the approval of the Agreement and other transactions related thereto. As the beneficial owner of approximately 83% of the outstanding voting power of the Company, Mr. Blazer's affirmative vote would assure approval of the transaction.

   The Company also will enter into a License Agreement with Whole Foods pursuant to which it will receive a fully paid, royalty free license to use the "Harry's In A Hurry" name and related trademarks, as well as other intellectual property involved with the operations of the Harry's In A Hurry stores. In addition, the Company will enter into a Supply Agreement with Whole Foods, whereby Whole Foods has agreed to supply the Harry's In A Hurry stores with products for up to three years.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

   Certain matters discussed herein may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These statements include all statements that are not statements of historical fact and relate to the intent, belief, plans or expectations of the Company, its management, shareholders and customers. Words like "plans," "intends," "believes," "anticipates," "will," "expect" and words of similar meaning are intended to identify forward-looking statements. The Company may experience actual results that differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including the risk that the transaction with Whole Foods is not consummated, funding may be inadequate to cover the Company's future plans, the inherent difficulties in opening new locations and the risk of market acceptance for new locations, the uncertainty related to operating the Harry's In A Hurry stores without the full support of the megastores' personnel and operations, unforeseen costs and expenses of implementing new systems and controls, the impact of certain litigation, the cost and timing of implementing various initiatives and other factors, including, but not limited to, those identified in the Company's Annual Report on Form 10-K for the most recently ended fiscal year.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

             Exhibit No.     Description
             -----------     -----------
                2.1          Asset Purchase Agreement, dated as of August 9,
                             2001, by and among the Company, Karalea, Inc.
                             Marthasville Trading Company, and Whole Foods.

                4.1 Voting Agreement, dated as of August 9, 2001, by and between Whole Foods and Harry A. Blazer.

                10.1 Guaranty Agreement, dated as of August 9, 2001, by Whole Foods Market, Inc., the Company and Harry A. Blazer.

                99.1         Press Release dated August 9, 2001

                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HARRY'S FARMERS MARKET, INC.
                                             (Registrant)


Date:  August 14, 2001                       By:   /S/ HARRY A. BLAZER
                                                   ------------------------
                                             Name:  Harry A. Blazer
                                             Title: Director, President and
                                                    Chief Executive Officer

                                 EXHIBIT INDEX


        Exhibit No.          Description
        -----------          -----------
           2.1               Asset Purchase Agreement, dated as of August 9,
                             2001, by and among the Company, Karalea, Inc.
                             Marthasville Trading Company, and Whole Foods.

           4.1 Voting Agreement, dated as of August 9, 2001, by and between Whole Foods and Harry A. Blazer.

           10.1 Guaranty Agreement, dated as of August 9, 2001, by Whole Foods Market, Inc., the Company and Harry A. Blazer.

           99.1              Press Release dated August 9, 2001